UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2014

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

01104

(Address of Principal Executive Offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on March 4, 2014 discussing our third quarter fiscal 2014 financial results. The disclosure provided in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01. Regulation FD Disclosure.

We are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on March 4, 2014 discussing our third quarter fiscal 2014 financial results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

The text included with this Current Report on Form 8-K and the replay of the conference call and webcast on March 4, 2014 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Current Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding our growth strategy to take market share with our M&P polymer pistols; our belief that we continue to invest in our new ERP system, which remains on track, and will allow us to more effectively scale our business in the future and enhance our performance; our belief that we continue to expend capital at a higher-than-normal rate in fiscal 2014 for capacity increases and infrastructure improvements; our expectation that during the fourth quarter we will focus on better balancing product categories in the channel; our expectation that we will be launching some notable new products in the coming year, with a particular focus on extending and strengthening our successful M&P brand; our expectation that, in the near future, we would begin shipping California-compliant versions of our M&P Shield and SDVE polymer pistols; our expectation that most other pistols, ours and those of other manufacturers as well, will fall off the California roster over time, and will no longer be legal for sale by independent firearm dealers; our belief that this creates a long-term opportunity for M&P Shield and SDVE polymer pistols; our expectation that sales revenue from these products will outweigh any lost revenue from our other pistols that will fall off the California roster; our belief that we continue to take share with the M&P Polymer pistol family; our belief that the M&P15 Sport rifle is the number-one selling modern sporting rifle in the marketplace; our belief that we are on track to complete our project of converting our Houlton manufacturing facility to a state-of-the-art precision machining center and moving all of Houlton’s assembly operations into the Springfield facility this fall; our belief that other opportunities exist, particularly in the area of vertical integration to further integrate or acquire technologies and/or processes that we currently purchase externally, which would be core to our firearm business, and of course, accretive to our earnings; we continue to believe that our industry is in the midst of an underlying long-term growth trend, and our objective to grow faster than the market by continuing to invest in marketing initiatives that communicate directly with the consumer and raise product and brand awareness, bring to market innovative new products that meet the needs, wants, and desires of a growing and diverse base of responsible firearm users, add flexible capacity, both internally and externally, particularly seeking vertical integration opportunities to maintain or improve gross margins, and improve the processes we use to operate our business and distribute our products in the marketplace, all of which initiatives are designed to support our primary goal of taking market share from our competitors with the M&P polymer pistol family, while still leveraging our high-value product portfolio, especially revolvers, the historic roots of the Smith & Wesson brand; expected revenue, EPS, and operating expenses for our fourth quarter; expected revenue, total capital spending, EPS, annual growth rate, fully diluted weighted average share count, and gross margin for fiscal 2014; our focus on increasing inventory in the high-demand product categories; our belief that the expenses in SAP will come down; our belief that we see significant opportunities going forward in the long gun category; our expectation that the days of manufacturing are not as important now that some of our products are not at capacity; and our expectation of manufacturing days for the fourth quarter and fiscal 2015. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters, including the DOJ and SEC matters; the state of the U.S. economy; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2013.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Transcript of conference call and webcast conducted on March 4, 2014

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: March 5, 2014	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on March 4, 2014